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                                 EXHIBIT 10.4

                        STOCK OPTION AGREEMENT BETWEEN
                       FRONTIER NATIONAL CORPORATION AND
                   HARRY I. BROWN, JR. DATED AUGUST 24, 1998

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                         FRONTIER NATIONAL CORPORATION
                          CLASS A COMMON STOCK OPTION
                                   NUMBER 1

     1.   GENERAL PROVISIONS.  Frontier National Corporation, an Alabama
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corporation (herein called the "Company," for value received, and other good and valuable consideration, receipt of which is hereby acknowledged, hereby certifies that Harry I. Brown, Jr., or his/her/its registered assigns (herein called the "Option Holder") is entitled to purchase shares of the fully paid and nonassessable Class A Common Stock, $.001 par value per share, of the Company (such number and character of such shares being subject to adjustment as provided in paragraph 4 below), at Exercise Price set forth herein by surrendering this Option executed by the Option Holder and by paying in full the Exercise Price for the number of shares of Class A Common Stock as to which this Option is exercised. No fractional shares shall be issued hereunder, and instead, any fractional shares created by exercise hereunder shall be purchased by the Company at the rate of the Exercise Price then in effect.

     2.   EXPIRATION DATE.  This Option shall expire and all right hereunder
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shall cease on the tenth anniversary of the date of this Option, but in any event, such Option shall be fully exercisable no later than the date of the Option Holder's retirement from employment with the Company pursuant to his employment agreement with the Company. Following the Option Holder's retirement, such Option shall remain exercisable for a period equal to the greater of (a) ninety (90) days from the date of the Option Holder's retirement,
(b) twelve (12) months from the date of the Option Holder's death, or (c) the period specified by the Stock Option Committee of the Board of Directors of the Company.

     3.   NUMBER OF SHARES COVERED BY OPTION; EXERCISE PRICE.  The number of
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shares of the Company's Class A Common Stock for which this Option may be exercised shall be 50,000 shares subject to adjustment as provided in paragraph 4 below, which may be purchased as a whole or in part any time. The price per share for the shares purchased upon exercise of this Option shall be $10.00 per share, subject to adjustment as provided in paragraph 4 below (the "Exercise Price").

     4.   ADJUSTMENTS IN NUMBER OF SHARES AND EXERCISE PRICE. If at any time
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during the period when this Option may be exercised, the Company shall declare or pay a dividend or dividends payable in shares of its Class A Common Stock (or any security convertible into or granting rights to purchase shares or such Class A Common Stock) or split the then outstanding shares of its Class A Common Stock into a greater number of shares, the number of shares of Class A Common Stock which may be purchased upon the exercise of this Option in effect at the time of taking of a record for such dividend or at the time of such stock split shall be proportionately increased and the Exercise Price proportionately decreased as of such time; and conversely, if at any time the Company shall contract the number of outstanding shares of its Class A Common Stock by combining such shares into a smaller number of shares, the number of shares which may be purchased upon the exercise of this Option at the time of such action shall be proportionately decreased and the Exercise Price proportionately increased as of such time. If the Company declares or pays a dividend or makes a distribution on shares of its Class A Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the Option Holder, upon the exercise hereof, will be entitled to receive the number of shares of Class A Common Stock to be received upon exercise of this Option determined as stated above and, in addition and without further payment, the cash, stock or other securities and other property which the Option Holder would have received by way of dividends and distributions (otherwise than out of such earnings or surplus) as if the Option Holder (i) had exercised this Option immediately prior to the declaration of such dividend or the making of such distribution so as to be entitled thereto, and (ii) had retained all dividends in stock or securities payable in respect of such Class A Common Stock or in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Class A Common Stock. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or earned surplus

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only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend.

     Appropriate and similar adjustment of the number of shares which may be purchased upon the exercise of this Option and of the Exercise Price shall also be made in the event of any other capital adjustment, recapitalization, reorganization, or reclassification of the Company's Class A Common Stock, or any consolidation of the Company with, or a merger of the Company into, any other Company, or a sale, lease or other transfer of all or substantially all of the assets of the Company, or a distribution by the Company of its assets with respect to its Class A Common Stock as a liquidating or partial liquidating dividend, or the happening of any other similar event affecting the Class A Common Stock. In any such event, the Option Holder shall have the right thereafter to exercise this Option for the acquisition of any kind and amount of shares of stock and other securities and property to which the Option Holder would have been entitled if the Option Holder had purchased Class A Common Stock of the Company by the full exercise of this Option immediately prior to such capital adjustment, recapitalization, reorganization, reclassification, consolidation, merger, sale, lease, transfer, distribution or other similar event, and the Company shall make lawful provision therefor as a part of such event. The Company shall not effect any such consolidation, merger, sale, lease or similar transfer involving another Company unless, upon or prior to the consummation thereof, the successor Company or the Company to which the property of the Company has been consolidated, merger, sold, leased or otherwise transferred shall assume by written instrument the obligation to deliver to the Option Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions of the Option Holder shall be entitled to receive.

     5.   RESERVATION OF SHARES. The Company shall at all times reserve and keep
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available a number of its authorized but unissued shares of its Class A Common
Stock sufficient to permit the exercise in full of this Option.

     6.   SALE OF OPTION OR SHARES.  Neither this Option nor the shares to be
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issued hereunder have been registered under the Securities Act, or under the securities laws of any state. Neither this Option nor such shares to be issued hereunder, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Option, or the shares to be issued hereunder, as the case may be, under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required. The certificate or certificates evidencing all or any of the shares to be issued hereunder shall bear the following legend:

"The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of any effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."

     This Option shall be registered on the books of the Company, which shall be kept by it at its principal office for the purpose and shall be transferable only on said books by the registered owner hereof in person or by duly authorized attorney upon surrender of this Option properly endorsed, and only in compliance with the provisions of the preceding paragraph. In case of the exercise hereof in part only, the Company will deliver to the Option Holder a new Option of like tenor in the name of the Option Holder evidencing the right to purchase the number of shares as to which this Option has not been exercised.

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     7.   GOVERNING LAW.  This Option is to be construed and enforced in
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accordance with and governed by the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Company has caused this Option to be issued in its corporate name by its duly appointed officer.


DATED: August 24, 1998             FRONTIER NATIONAL CORPORATION
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                                   By:     /s/ Steven R. Townson
                                      ----------------------------
                                   Title: President
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